                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-0547

                             SCUDDER TECHNOLOGY FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Technology Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Technology Fund	1-Year	3-Year	5-Year	10-Year
Class A	45.12%	-25.03%	3.83%	10.81%
Class B	43.65%	-25.76%	2.77%	9.69%(a)
Class C	43.79%	-25.70%	2.87%	9.85%(a)
S&P 500 Index+	20.80%	-8.34%	.53%	10.43%
Goldman Sachs Technology Composite Index++	49.53%	-23.49%	-.62%	N/A**

Scudder Technology Fund	1-Year	3-Year	5-Year	Life of Class***
Class I*	46.10%	-24.74%	4.22%	8.31%
S&P 500 Index+	20.80%	-8.34%	.53%	9.98%
Goldman Sachs Technology Composite Index++	49.53%	-23.49%	-.62%	N/A**

Scudder Technology Fund	1-Year	Life of Class****
Institutional Class*	46.34%	27.37%
S&P 500 Index+	20.80%	15.27%
Goldman Sachs Technology Composite Index++	49.53%	41.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value: 10/31/03	$ 10.71	$ 9.28	$ 9.49	$ 11.06	$ 10.80
10/31/02	$ 7.38	$ 6.46	$ 6.60	$ 7.57	$ 7.38

Class A Lipper Rankings - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	210	of	331	64
3-Year	109	of	266	41
5-Year	29	of	84	35
10-Year	11	of	18	58

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Technology Fund - Class A(c) [] S&P 500 Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year	Life of Class***
Class A(c)	Growth of $10,000	$13,678	$3,972	$11,372	$26,314	-
	Average annual total return	36.78%	-26.49%	2.61%	10.16%	-
Class B(c)	Growth of $10,000	$14,043	$4,021	$11,380	$25,219(a)	-
	Average annual total return	40.43%	-26.19%	2.62%	9.69%(a)	-
Class C(c)	Growth of $10,000	$14,235	$4,061	$11,403	$25,325(a)	-
	Average annual total return	42.35%	-25.94%	2.66%	9.74%(a)	-
Class I*	Growth of $10,000	$14,610	$4,263	$12,295	-	$19,439
	Average annual total return	46.10%	-24.74%	4.22%	-	8.31%
S&P 500 Index+	Growth of $10,000	$12,080	$7,701	$10,268	$26,968	$22,088
	Average annual total return	20.80%	-8.34%	.53%	10.43%	9.98%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$14,953	$4,479	$9,694	N/A**	N/A**
	Average annual total return	49.53%	-23.49%	-.62%	N/A**	N/A**

The growth of $10,000 is cumulative.

Comparative Results
Scudder Technology Fund		1-Year	Life of Class****
Institutional Class*	Growth of $10,000	$14,634	$13,366
	Average annual total return	46.34%	27.37%
S&P 500 Index+	Growth of $10,000	$12,080	$11,776
	Average annual total return	20.80%	15.27%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$14,953	$14,967
	Average annual total return	49.53%	41.97%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Class I and Institutional Class shares are not subject to sales charge.
** Index began on August 29, 1996.
*** Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
****Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Technology Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Technology Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Technology Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Jonathan Wild

CA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2002.

• Prior to joining the fund, was both portfolio manager and analyst for UK equities specializing in the Telecoms sector: London.

• Prior to joining Deutsche Asset Management, had 9 years of experience as fund manager for Finsbury Asset Management and analyst at BZW having previously qualified as a chartered accountant at KPMG.

• Head of global equity research team for Technology sector: New York.

Lanette Donovan

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2000, as an analyst responsible for large cap telecommunications and computer hardware companies, after 6 years of experience covering technology sector as managing director and team leader for Citibank Asset Management and director in research covering computer hardware, software and services at College Retirement Equities Fund (TIAA-CREF).

• Analyst for global equity, Hardware and Software sector: New York.

• Joined the fund in 2003.

• MBA, Columbia University Business School.

Anne Meisner

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2001, after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

• Analyst for global equity, Hardware and Software sector: New York.

• Joined the fund in 2003.

• MBA, Columbia University Business School.

• MS, Computer Science, Michigan State University.

In the following interview Co-Managers Jonathan Wild, Lanette Donovan and Anne Meisner discuss Scudder Technology Fund's performance, strategy and market environment for its annual period ended October 31, 2003.

Q: How did Scudder Technology Fund perform over its most recent annual period?

A: Scudder Technology Fund rose 45.12% (Class A shares unadjusted for sales charge) for the 12 months ended October 31, 2003. (Please see pages 3 through 5 for performance of other share classes.) For the period, the fund outperformed the return of its primary benchmark, the S&P 500 index, which returned 20.80%. However, it underperformed the return of its secondary benchmark, the Goldman Sachs Technology Index, which returned 49.53%. The fund also fell short of the 53.27% average return of its peers in the Lipper Science & Technology Funds category.1

1 The Lipper Science & Technology Funds category represents funds that invest at least 65% of their equity portfolios in science and technology stocks. It is not possible to invest directly in a Lipper category.

Q: Will you describe the market environment over the year?

A: Technology stocks had a good recovery this past year. The year is best understood in two halves. The first half of the annual period can best be described as hurry up, wait, and then hurry some more. At the beginning of the period in November 2002, technology stocks rallied as investors began to commit to companies that either appeared undervalued or were beginning to meet reduced earnings expectations. However, as diplomacy over the Iraq crisis deteriorated into war and economists sifted through weak US macro data, the technology sector, along with most of the broader market, found itself in a holding pattern for most of the first calendar quarter of 2003. Following the conclusion of the main military offensive in Iraq, technology along with the broader stock market began to rally in April concluding the first half of the period. Although the overall market benefited during the second half of the period, small caps performed especially well as many investors chased smaller, cyclically sensitive stocks in anticipation of a general US economic recovery. Investors snapped up stocks in a fashion not seen for several years. Sometimes the purchases were based on sound fundamentals, though often it seemed investors were simply buying up stocks only because their prices were beaten low.

Q: What factors contributed to the fund's underperformance versus the Goldman Sachs Technology Index?

A: As managers, we are mainly focused on adding value by individual stock selection, but to understand why the fund finished below the secondary benchmark in this period, it helps to step back and look at the performance based on subsector allocation and stock selection within each subsector.

From a subsector allocation standpoint, what immediately stands out as having hurt the fund was the combination of its underweight in the communications equipment subsector, which rose 87.90% in the year, and to a lesser extent its overweight in software, which rose a disappointing 23.67% in comparison.2 As mentioned above, the Goldman Sachs Technology Index rose 49.53%. This means that the return of the communications subsector outperformed the overall index return by 38.37% for the year and software underperformed the average tech company in the index by 25.86%. While the fund was underweight in communications equipment by only 2.89% and overweight in software by only 2.18%, these weightings hurt the fund relative to the Goldman Sachs Technology Index, given the sharp divergence in performance of these subsectors. Two subsector positions we got right were underweights in information technology (IT) services and in computers and peripherals. Stock selection in software, computers and peripherals and Internet software and services also helped. Despite the fund's underperformance relative to the index, keep in mind that all of the subsectors and the majority of stocks within the portfolio provided gains during the period.

2 "Overweight" means we hold a higher percentage of a particular security than its baseline representation in the benchmark index. "Underweight" means we hold a lower percentage than the benchmark.

Q: What holdings detracted from performance?

A: Within communications equipment, the fund was hurt by being underweight overall in the smaller-capitalization companies, many of which rose substantially. Correspondingly, the fund was overweight in larger-capitalization companies, which did less well. On balance, it wasn't so much a matter of owning stocks that performed badly as it was of missing out on some of the strong performers. Sometimes these were stocks we subsequently bought which then added value to the portfolio. For example, we didn't buy Corning Inc. until later in the period, and its stock was up 487% for the year. Although not buying the stock as it was taking off from the bottom certainly hurt, it has subsequently made a positive contribution to the fund's performance.

Corning is a turnaround story. The company had large amounts of debt and also suffered from a serious glut (overcapacity) in its core fiber end market. An enormous amount of fiber was put in the ground by various telecommunication companies during the boom of the late 1990s. When the telecom bubble burst, Corning had to severely cut back its production.

The recovery in Corning stock has been driven by the increased demand for flat-panel screens for both laptops and desktops. Corning is a big producer of components for these screens. Another part of the investment case for Corning is that the fiber market is finally coming back with additional demand aimed at feeding homes with broadband capacity to enable faster Internet access. An example of a larger capitalization stock we held that hurt the fund was Nokia Corp., which was up only 4.05% during the period as investors worried about the company's profit margins.

Within the semiconductors subsector the fund was hurt by its lack of exposure to companies that provide components to wireless markets. These companies performed strongly on expectations of a return to growth in handset volumes in the second half of 2003 and 2004.

Q: What holdings added to performance?

Many of the portfolio's winners fell within the computers and peripherals subsector as well as the software subsector. In particular, computer storage company EMC Corp. was a big overweight and strong performer, up 171%, for the year. VERITAS Software Corp., a provider of data storage and protection solutions, was up 137%. The outperformance of these two companies added more than 2.5% to portfolio performance. The fund also reaped a nice gain by overweighting enterprise software provider BEA Systems Inc., which should benefit from a general spending increase in IT. As a smaller-capitalization company, it benefited from the recent trend of small caps outperforming larger market caps. With regard to market capitalization, we tend not to invest the fund in companies with market capitalizations less than $1 billion, primarily because of the larger expense of trading in such stocks given the large size of the fund.

Q: What are some of the themes or trends you saw emerge in technology this past year?

Wireless handset growth. As mentioned, the resumption of wireless growth in China, the new generation of wireless products and US wireless number portability have helped a number of the smaller semiconductor companies that supply components to handsets and boosted expectations for other suppliers of handset intellectual property like Qualcomm.

Wireless Internet access. We've witnessed the growth in wireless local area networks (WLANS), with Wi-Fi emerging as the dominant standard for this capability. WLANS enable users to sit down with their laptops in a coffee shop, for example, and get access to the Internet wirelessly. You've probably heard the term "hot spot" used to describe a wireless access location. This has contributed to increased laptop sales and enhanced Intel's revenues, as its new chips have helped to enable this development.

Corporate IT spending. People are optimistic about corporate spending in 2004 and 2005 partially based on improved general economic prospects.

Internet business model maturity. While the Internet subsector is not huge in terms of market capitalization when compared with other areas of technology (currently representing roughly 5% of the benchmark) it is an interesting area. Our biggest Internet play has been in eBay, Inc., which contributed nicely to fund returns, and additionally the fund held some Yahoo! and Amazon.com Inc. In the case of eBay, the promise of its business plan appears to be finally coming to fruition: it has been making decent profits and generating enormous cash flow. What has been driving this newfound success? First, we believe general trends have been supportive as people are becoming more comfortable with the concept of buying merchandise and services over the Internet. Second, with the growth of broadband access whether delivered by DSL or cable modems, people have an improved experience as the Internet is delivered to them at a faster speed, so they use it more and buy more. eBay has benefited from both of these general trends. It has also vastly expanded the number of categories of items that can be sold or auctioned on its site. For example, one of the big focuses in recent years has been used car sales. That's become a big business for eBay. The company has also experienced growth in international traffic. The international business has been growing faster than the US business since many countries are coming from lower levels of Internet use, broadband adoption and overall customer comfort with e-commerce. The real beauty is that these Internet companies are often able to leverage their existing resources to execute this revenue growth, which should, in turn, produce potentially substantial profit growth.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Asset Allocation	10/31/03	10/31/02

Common Stocks	98%	96%
Cash Equivalents	1%	2%
Other	1%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Information Technology	92%	85%
Consumer Discretionary	4%	7%
Telecommunication Services	1%	-
Industrials	-	6%
Other	3%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (49.1% of Portfolio)
1. Intel Corp. Designer, manufacturer and seller of computer components and related products	9.2%
2. Microsoft Corp. Developer of computer software	7.9%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	7.6%
4. Cisco Systems, Inc. Developer of computer network products	6.4%
5. EMC Corp. Provider of enterprise storage systems, software, networks and services	4.4%
6. Dell, Inc. Developer and manufacturer of personal computers	3.5%
7. Oracle Corp. Provider of database management software	2.8%
8. Agilent Technologies, Inc. Provider of global technology in communications, electronics and life sciences	2.6%
9. Texas Instruments, Inc. Provider of imaging and printing systems and information technology services	2.4%
10. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 4.0%
Internet & Catalog Retail 3.6%
Amazon.com, Inc.*	265,369	14,441,381
eBay, Inc.*	429,400	24,020,636
InterActiveCorp.*	577,900	21,214,709
		59,676,726
Media 0.4%
Time Warner, Inc.*	390,383	5,968,956
Financials 0.1%
Diversified Financials
Accredited Home Lenders Holding Co.*	24,744	708,173
Health Care 0.0%
Health Care Equipment & Supplies
Cardiac Science, Inc.*	97,470	396,703
Therasense, Inc.*	6,059	110,759
		507,462
Information Technology 91.8%
Communications Equipment 12.7%
3Com Corp.*	70,400	506,880
ADTRAN, Inc.	6,500	442,195
Advanced Fibre Communications, Inc.*	13,500	324,945
Andrew Corp.*	23,500	307,380
Avaya, Inc.*	70,100	907,094
Brocade Communications Systems, Inc.	997,896	6,536,219
Cisco Systems, Inc.*	4,982,589	104,534,717
Corning, Inc.*	1,741,100	19,117,278
Extreme Networks, Inc.*	21,700	186,620
Foundry Networks, Inc.*	19,700	458,222
Harris Corp.	13,300	495,026
InterDigital Communication Corp.*	9,300	158,007
JDS Uniphase Corp.*	249,900	887,145
Juniper Networks, Inc.*	61,900	1,113,581
Lucent Technologies, Inc.*	2,312,800	7,400,960
Motorola, Inc.	1,491,607	20,181,442
Nortel Networks Corp.*	2,825,515	12,573,542
Polycom, Inc.*	17,000	340,510
QUALCOMM, Inc.	594,452	28,236,470
Scientific-Atlanta, Inc.	28,000	828,800
Sonus Networks, Inc.*	39,700	325,937
Sycamore Networks, Inc.*	61,400	307,000
Tekelec*	9,200	148,028
Tellabs, Inc.*	61,600	463,848
UTStarcom, Inc.*	17,200	541,800
		207,323,646
Computers & Peripherals 19.7%
Dell, Inc.*	1,599,800	57,784,776
EMC Corp.*	5,178,500	71,670,440
Hewlett-Packard Co.	1,688,841	37,678,043
International Business Machines Corp.	1,376,300	123,151,324
Lexmark International, Inc.*	288,668	21,248,852
Pinnacle Systems, Inc.*	17,200	119,540
Sun Microsystems, Inc.*	2,225,115	8,811,455
		320,464,430
Electronic Equipment & Instruments 4.1%
Agilent Technologies, Inc.*	1,670,913	41,639,152
Jabil Circuit, Inc.*	600,800	16,732,280
Solectron Corp.*	1,506,851	8,347,954
		66,719,386
Internet Software & Services 1.1%
Yahoo!, Inc.*	411,491	17,982,157
IT Consulting & Services 7.0%
Accenture Ltd. "A"*	1,600,200	37,444,680
Affiliated Computer Services, Inc. "A"*	322,400	15,775,032
Automatic Data Processing, Inc.	340,898	12,865,491
Computer Sciences Corp.*	163,005	6,458,258
Electronic Data Systems Corp.	302,436	6,487,252
First Data Corp.	443,943	15,848,765
Paychex, Inc.	281,175	10,943,331
SunGard Data Systems, Inc.*	287,139	8,054,249
		113,877,058
Semiconductor Equipment & Products 24.8%
Agere Systems, Inc. "A"*	2,887,259	10,047,661
Altera Corp.*	367,959	7,443,811
Analog Devices, Inc.*	257,001	11,392,854
Applied Materials, Inc.*	1,574,978	36,807,236
ASML Holding NV*	591,528	10,381,316
Broadcom Corp. "A"*	516,008	16,486,456
Infineon Technologies AG (ADR)*	536,300	7,883,610
Intel Corp.	4,541,500	150,096,575
Intersil Corp. "A"	227,800	5,874,962
KLA-Tencor Corp.*	198,623	11,387,057
Linear Technology Corp.	264,066	11,251,852
Maxim Integrated Products, Inc.	410,373	20,399,642
Microchip Technology, Inc.	321,137	10,504,391
Micron Technology, Inc.*	590,800	8,472,072
National Semiconductor Corp.*	248,500	10,096,555
Novellus Systems, Inc.*	350,400	14,468,016
STMicroelectronics NV (New York shares)	519,975	13,852,134
Texas Instruments, Inc.	1,357,800	39,267,576
Xilinx, Inc.*	283,276	8,979,849
		405,093,625
Software 22.4%
Adobe Systems, Inc.	196,415	8,610,834
BEA Systems, Inc.*	1,444,909	20,084,235
BMC Software, Inc.*	528,631	9,187,607
Computer Associates International, Inc.	422,523	9,937,741
Electronic Arts, Inc.*	177,782	17,607,529
Intuit, Inc.*	500,478	25,013,890
Microsoft Corp.	4,917,956	128,604,549
Oracle Corp.*	3,857,800	46,139,288
PeopleSoft, Inc.*	1,206,000	25,036,560
Siebel Systems, Inc.*	639,231	8,047,918
Symantec Corp.*	269,700	17,975,505
Synopsys Ltd.*	298,812	9,478,317
TIBCO Software, Inc.*	1,358,300	8,747,452
VERITAS Software Corp.*	839,650	30,353,348
		364,824,773
Telecommunication Services 0.5%
Wireless Telecommunication Services
Telefonaktiebolaget LM Ericsson (ADR)*	479,500	8,189,860
Other 1.8%
iShares Goldman Sachs Technology Index Fund*	653,300	29,150,246
Total Common Stocks (Cost $1,402,538,423)		1,600,486,498
Preferred Stocks 0.1%
Information Technology 0.1%
Communications Equipment
Chorum Technologies, Inc. "F"* (c)	7,879,747	1,969,937
Software 0.0%
Planetweb, Inc. "E"* (c)	1,838,235	0
Total Preferred Stocks (Cost $22,449,999)		1,969,937
	Principal Amount ($)	Value ($)
Other Investments 0.9%
Adams Capital Management III LP (1.2% limited partnership interest)* (c)	-	1,682,145
Adams Capital Management LP (3.6% limited partnership interest)* (c)	-	421,000
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (c)	-	3,192,600
Asset Management Association 1996 LP (2.5% limited partnership interest)* (c)	-	1,405,400
Asset Management Association 1998 LP (3.5% limited partnership interest)* (c)	-	3,366,300
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (c)	-	59,600
GeoCapital III LP ( 5.0% limited partnership interest)* (c)	-	217,400
GeoCapital IV LP ( 2.9% limited partnership interest)* (c)	-	1,266,300
Hambrecht & Quist Group Venture Partners* (c)	-	7,000
Med Venture Associates II LP (6.1% limited partnership interest)* (c)	-	326,800
Med Venture Associates III LP (2.7% limited partnership interest)* (c)	-	1,587,960
Sevin Rosen Fund V (2.8% limited partnership interest)* (c)	-	435,900
Total Other Investments (Cost $28,462,839)		13,968,405

	Shares	Value ($)
Cash Equivalents 0.8%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $13,247,336)	13,247,336	13,247,336
Total Investment Portfolio - 100.0% (Cost $1,466,698,597) (a)		1,629,672,176

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,540,140,025. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $89,532,151. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $230,790,649 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $141,258,498.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP	October 1997 to August 2003	2,175,000	1,682,145	0.10
Adams Capital Management LP	November 2000 to August 2000	1,889,204	421,000	0.03
Alloy Ventures 2000 LP	April 2000 to June 2003	4,119,304	3,192,600	0.20
Asset Management Association 1996 LP	June 1996 to July 2000	1,691,465	1,405,400	0.09
Asset Management Association 1998 LP	December 1998 to November 2001	2,816,280	3,366,300	0.21
Chorum Technologies, Inc. "F"	September 2001 to December 2001	12,450,000	1,969,937	0.12
Crosspoint Venture Partners 1993 LP	April 1993 to November 1998	132,184	59,600	0.00
GEO Capital III LP	December 1993 to December 1996	1,070,773	217,400	0.01
GEO Capital IV LP	April 1996 to March 2000	2,447,407	1,266,300	0.07
Hambrecht & Quist Group Venture Partners	March 2000	7,000,000	7,000	0.00
Med Venture Associates II LP	May 1996 to January 2002	1,146,134	326,800	0.02
Med Venture Associates III LP	September 1998 to October 2003	1,624,213	1,587,960	0.10
Planetweb, Inc. "E" preferred stock	September 2000	9,999,998	0	0.00
Sevin Rosen Fund V	April 1996 to June 2001	2,350,876	435,900	0.03
Total Restricted Securities			15,938,342	0.98

The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. These securities represent non-listed and venture backed start-up businesses. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options BEA Systems, Inc.	5,847	11/22/2003	15	146,175
Put Options BEA Systems, Inc.	5,847	11/22/2003	20	116,940
Total outstanding written options (Premiums received $494,064)				263,115

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $1,453,451,261)	$ 1,616,424,840
Investment in Scudder Cash Management QP Trust (cost $13,247,336)	13,247,336
Total investments in securities, at value (cost $1,466,698,597)	1,629,672,176
Cash	265,790
Receivable for investments sold	281,247
Dividends receivable	826,944
Interest receivable	16,190
Receivable for Fund shares sold	914,573
Foreign taxes recoverable	4,872
Total assets	1,631,981,792
Liabilities
Payable for Fund shares redeemed	2,124,285
Written options, at value (premiums received $494,064)	263,115
Accrued management fee	730,230
Other accrued expenses and payables	921,703
Total liabilities	4,039,333
Net assets, at value	$ 1,627,942,459
Net Assets
Net assets consist of: Accumulated net investment loss	(52,311)
Net unrealized appreciation (depreciation) on: Investments	162,973,579
Written options	230,949
Accumulated net realized gain (loss)	(1,387,612,054)
Paid-in capital	2,852,402,296
Net assets, at value	$ 1,627,942,459

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,230,773,169 / 114,910,764 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$ 10.71
Maximum offering price per share (100 / 94.25 of $10.71)	$ 11.36
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($306,382,678 / 33,013,078 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.28
Class C
Net Asset Value and redemption price per share (subject to contingent deferred sales charge) ($89,770,981 / 9,458,162 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.49
Maximum offering price per share (100 / 99.00 of $9.49)	$ 9.59
Class I Net Asset Value, offering and redemption price per share ($1,014,292 / 91,742 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.06
Institutional Class Net Asset Value, offering and redemption price per share ($1,339 / 124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Dividends (net of foreign taxes withheld of $25,832)	$ 4,466,119
Interest - Scudder Cash Management QP Trust	170,231
Interest	111,776
Total Income	4,748,126
Expenses: Management fee	7,501,804
Administrative fee	5,827,140
Services to shareholders	408,070
Distribution service fees	5,806,011
Trustees' fees and expenses	70,572
Other	50,093
Total expenses, before expense reductions	19,663,690
Expense reductions	(465)
Total expenses, after expense reductions	19,663,225
Net investment income (loss)	(14,915,099)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(385,544,782)
Written options	4,295,333
(381,249,449)
Net unrealized appreciation (depreciation) during the period on: Investments	912,067,535
Written options	(313,375)
911,754,160
Net gain (loss) on investment transactions	530,504,711
Net increase (decrease) in net assets resulting from operations	$ 515,589,612

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ (14,915,099)	$ (16,685,206)
Net realized gain (loss) on investment transactions	(381,249,449)	(752,770,078)
Net unrealized appreciation (depreciation) on investment transactions during the period	911,754,160	161,365,989
Net increase (decrease) in net assets resulting from operations	515,589,612	(608,089,295)
Fund share transactions: Proceeds from shares sold	257,246,481	600,119,759
Cost of shares redeemed	(374,662,638)	(913,537,839)
Net increase (decrease) in net assets from Fund share transactions	(117,416,157)	(313,418,080)
Increase (decrease) in net assets	398,173,455	(921,507,375)
Net assets at beginning of period	1,229,769,004	2,151,276,379
Net assets at end of period (including accumulated net investment loss of $52,311 and $6,678, respectively)	$ 1,627,942,459	$ 1,229,769,004

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.38	$ 10.80	$ 29.18	$ 21.29	$ 11.77
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.07)	(.06)	(.09)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.40	(3.35)	(15.74)	9.92	10.65
Total from investment operations	3.33	(3.42)	(15.80)	9.83	10.59
Less distributions from: Net realized gains on investment transactions	-	-	(2.58)	(1.94)	(1.07)
Net asset value, end of period	$ 10.71	$ 7.38	$ 10.80	$ 29.18	$ 21.29
Total Return (%)[b]	45.12	(31.67)[d]	(57.51)	47.06	94.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,231	885	1,521	3,711	2,233
Ratio of expenses before expense reductions (%)	1.17	.97	1.04[c]	1.00	.93
Ratio of expenses after expense reductions (%)	1.17	.97	1.03[c]	.99	.93
Ratio of net investment income (loss) (%)	(.82)	(.66)	(.40)	(.30)	(.38)
Portfolio turnover rate (%)	51	60	96	59	59
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Class B
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 6.46	$ 9.55	$ 26.46	$ 19.62	$ 11.03
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)	(.14)	(.19)	(.36)	(.22)
Net realized and unrealized gain (loss) on investment transactions	2.96	(2.95)	(14.14)	9.14	9.88
Total from investment operations	2.82	(3.09)	(14.33)	8.78	9.66
Less distributions from: Net realized gains on investment transactions	-	-	(2.58)	(1.94)	(1.07)
Net asset value, end of period	$ 9.28	$ 6.46	$ 9.55	$ 26.46	$ 19.62
Total Return (%)[b]	43.65	(32.36)[d]	(57.90)	45.49	92.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	306	264	494	1,307	465
Ratio of expenses before expense reductions (%)	2.24	1.94	2.01[c]	1.87	1.92
Ratio of expenses after expense reductions (%)	2.24	1.94	1.96[c]	1.86	1.92
Ratio of net investment income (loss) (%)	(1.89)	(1.63)	(1.33)	(1.30)	(1.37)
Portfolio turnover rate (%)	51	60	96	59	59
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Class C
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 6.60	$ 9.75	$ 26.91	$ 19.91	$ 11.17
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)	(.13)	(.18)	(.35)	(.21)
Net realized and unrealized gain (loss) on investment transactions	3.03	(3.02)	(14.40)	9.29	10.02
Total from investment operations	2.89	(3.15)	(14.58)	8.94	9.81
Less distributions from: Net realized gains on investment transactions	-	-	(2.58)	(1.94)	(1.07)
Net asset value, end of period	$ 9.49	$ 6.60	$ 9.75	$ 26.91	$ 19.91
Total Return (%)[b]	43.79	(32.31)[d]	(57.85)	45.72	92.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	65	111	255	73
Ratio of expenses before expense reductions (%)	2.19	1.84	1.94[c]	1.76	1.82
Ratio of expenses after expense reductions (%)	2.19	1.84	1.89[c]	1.75	1.82
Ratio of net investment income (loss) (%)	(1.84)	(1.53)	(1.26)	(1.22)	(1.27)
Portfolio turnover rate (%)	51	60	96	59	59
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Class I
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.57	$ 11.05	$ 29.67	$ 21.54	$ 11.86
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.04)	(.01)	-	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.52	(3.44)	(16.03)	10.07	10.77
Total from investment operations	3.49	(3.48)	(16.04)	10.07	10.75
Less distributions from: Net realized gains on investment transactions	-	-	(2.58)	(1.94)	(1.07)
Net asset value, end of period	$ 11.06	$ 7.57	$ 11.05	$ 29.67	$ 21.54
Total Return (%)	46.10	(31.49)[c]	(57.33)	47.62	95.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	15	25	59	34
Ratio of expenses before expense reductions (%)	.69	.65	.68[b]	.70	.65
Ratio of expenses after expense reductions (%)	.69	.65	.68[b]	.69	.64
Ratio of net investment income (loss) (%)	(.34)	(.34)	(.05)	(.01)	(.09)
Portfolio turnover rate (%)	51	60	96	59	59
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .68% and .68%, respectively.
[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Institutional Class
	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.38	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	3.46	(.71)
Total from investment operations	3.42	(.70)
Net asset value, end of period	$ 10.80	$ 7.38
Total Return (%)	46.34	(8.66)**c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1.91
Ratio of expenses (%)	.80	.88*
Ratio of net investment income (loss) (%)	(.45)	(.74)*
Portfolio turnover rate (%)	51	60
[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $1,314,463,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, ($243,805,000), October 31, 2010, ($738,603,000) and October 31, 2011, ($332,055,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,314,463,000)
Net unrealized appreciation (depreciation) on investments	$ 89,532,151

* For tax purposes, Short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term instruments) aggregated $686,868,479 and $805,531,013, respectively.

For the year ended October 31, 2003, transactions for written options were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	15,522	$ 1,998,704
Options written	53,565	3,013,549
Options closed	(26,852)	(2,625,529)
Options expired	(28,465)	(1,687,991)
Options exercised	(2,076)	(204,669)
Outstanding, end of period	11,694	$ 494,064

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.425%, 0.325%, 0.10% and 0.145% of the average daily net assets for Class A, B, C, I and Institutional Class shares, respectively, computed and accrued daily and payable monthly for the period November 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.44%, 0.76%, 0.725%, 0.145% and 0.33% of the average daily net assets for Class A, B, C, I and Institutional shares, respectively, computed and accrued daily and payable monthly.

For the period November 1, 2002 to September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 3,640,123
Class B	1,741,500
Class C	436,547
Class I	8,968
Institutional Class	2
$ 5,827,140

The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.99%, 1.31%, 1.275%, 0.70% and 0.88% of average daily net assets for Class A, B, C, I and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SISC aggregated $405,884, all of which is unpaid at October 31, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 2,065,059	$ 186,539
Class C	555,969	56,048
	$ 2,621,028	$ 242,587

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 2,311,245	$ 159,354.23%
Class B	688,415	64,249.25%
Class C	185,323	18,992.25%
	$ 3,184,983	$ 242,595

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2003 aggregated $355,468 and $1,485, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $545,482 and $2,931, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $13,416.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $465 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	21,363,351	$ 184,377,246	41,574,031	$ 465,363,077
Class B	6,185,800	46,380,442	9,100,403	83,357,265
Class C	2,809,824	21,430,583	3,988,754	37,748,330
Class I	623,000	5,058,210	1,348,568	13,650,087
Institutional Class	-	-	124*	1,000*
		$ 257,246,481		$ 600,119,759
Shares redeemed
Class A	(26,458,139)	$ (225,621,937)	(62,405,691)	$ (674,924,577)
Class B	(13,988,840)	(104,374,260)	(19,988,663)	(172,454,467)
Class C	(3,217,995)	(24,382,560)	(5,463,954)	(49,814,310)
Class I	(2,573,465)	(20,283,881)	(1,613,522)	(16,344,485)
		$ (374,662,638)		$(913,537,839)
Net increase (decrease)
Class A	(5,094,788)	$ (41,244,691)	(20,831,660)	$ (209,561,500)
Class B	(7,803,040)	(57,993,818)	(10,888,260)	(89,097,202)
Class C	(408,171)	(2,951,977)	(1,475,200)	(12,065,980)
Class I	(1,950,465)	(15,225,671)	(264,954)	(2,694,398)
Institutional Class	-	-	124*	1,000*
		$ (117,416,157)		$ (313,418,080)

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Technology Fund (the "Fund"), as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Technology Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 22, 2003	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of the Shareholders of Scudder Technology Fund was held on July 24, 2003. The following matters were voted upon by the shareholders of the portfolio (the resulting votes are presented below):

1. To approve a change to the fund's sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified company, as detailed in the Proxy Statement dated June 10, 2003.

Affirmative	Against	Abstain
68,669,856	6,528,678	6,018,595

2. To approve a change in the concentration policy of the fund to require the fund to concentrate its assets in the group of industries constituting the technology sector and to permit the fund to concentrate its assets in one or more industries in the technology sector, as detailed in the Proxy Statement dated June 10, 2003.

Affirmative	Against	Abstain
69,417,898	6,018,257	5,780,973

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College; AK Steel (steel production).	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	81123F-108	81123F-207	81123F-306	81123F-504
Fund Number	001	201	301	511

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder Technology Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Technology Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------